                                                                 EX-99.B(24)(a)

                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that Truman T. Semans, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux and Scott J. Liotta, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Equity Partners Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-14 pursuant to the 1933 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as Chairman and a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/ Truman T. Semans
                                                     --------------------
                                                     Truman T. Semans



Date:  September 24, 1997

                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that Richard T. Hale, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux and Scott J. Liotta, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Equity Partners Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-14 pursuant to the 1933 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/ Richard T. Hale
                                                     -------------------
                                                     Richard T. Hale



Date:  September 24, 1997

                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that John F. Kroeger, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux and Scott J. Liotta, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Equity Partners Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-14 pursuant to the 1933 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/ James J. Cunnane
                                                     ---------------------
                                                     James J. Cunnane



Date:  September 24, 1997

                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that Eugene J. McDonald, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux and Scott J. Liotta, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Equity Partners Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-14 pursuant to the 1933 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/ John F. Kroeger
                                                     ----------------------
                                                     John F. Kroeger



Date:  September 24, 1997

                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that Harry Woolf, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux and Scott
J. Liotta, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Equity Partners Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-14 pursuant to the 1933 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as President of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/ Louis E. Levy
                                                     -----------------
                                                     Louis E. Levy



Date:  September 24, 1997

                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that Louis E. Levy, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux and Scott J. Liotta, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Equity Partners Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-14 pursuant to the 1933 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/ Eugene J. McDonald
                                                     ----------------------
                                                     Eugene J. McDonald



Date:  September 24, 1997

                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that James J. Cunnane, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux and Scott J. Liotta, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Equity Partners Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-14 pursuant to the 1933 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/ Rebecca W. Rimel
                                                     --------------------
                                                     Rebecca W. Rimel



Date:  September 24, 1997

                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that Joseph A. Finelli, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux and Scott J. Liotta, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Equity Partners Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-14 pursuant to the 1933 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as Chief Financial and Accounting Officer of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/ Carl W. Vogt
                                                     ---------------------
                                                     Carl W. Vogt


Date:  September 24, 1997

                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that Carl W. Vogt, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux and Scott J. Liotta, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Equity Partners Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-14 pursuant to the 1933 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/ Harry Woolf
                                                     ----------------
                                                     Harry Woolf


Date:  September 24, 1997

                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that Rebecca W. Rimel, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux and Scott J. Liotta, and each of them singly, her true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in her name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Equity Partners Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-14 pursuant to the 1933 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal as of the date set forth below.


                                                     /s/ Joseph A. Finelli
                                                     --------------------
                                                     Joseph A. Finelli


Date:  September 24, 1997